Digital Asset Collateral Receivable (Tables)	12 Months Ended
Dec. 31, 2024
Digital Asset Collateral Receivable [Abstract]
Schedule of Collateral for Loan Borrowings

The following table presents the Company’s digital assets pledged as collateral for loan borrowings and accounts payable as of December 31, 2024:

	As of December 31, 2024
	Quantity	Fair Value

Pledged BTC - current(1)	131	12,569
Pledged BTC - non-current(2)	502	47,827
Digital asset collateral receivable	633	60,396

(1)	The BTC was pledged for the accounts payable due to a supplier of mining equipment, who is a related party of the Company. This collateral is expected to be released when the related outstanding payables are paid within one year.

(2)	The BTC was pledged for long-term loans (see Note 12). This collateral is expected to be released when the related loans are matured and repaid after one year.